Exhibit 10.3


                              REVOLVING CREDIT NOTE

$250,000                                                        JANUARY 16, 2004
                                                                WALL, NEW JERSEY


         FOR VALUE RECEIVED, the undersigned, COATES MOTORCYCLE COMPANY, LTD. promises to pay to GEORGE J. COATES (hereafter "Lender") or order at its office located at 2100 Highway #34 & Ridgewood Road, Wall, New Jersey 07719, the sum of TWO HUNDRED FIFTY THOUSAND and 00/100 ($250,000) DOLLARS or so much thereof as may be from time to time owed by the undersigned to Lender with no interest.

         All requests for advances under this Note shall be made in writing to the Lender, specifying the amounts and the proposed funding date(s).

         The undersigned shall have the right to prepay the unpaid balance of this Note in whole or in part at any time hereafter. At any time or times, upon the request of the undersigned, Lender, may loan the undersigned such funds which , when added to the unpaid balance of this Note, doe not exceed the maximum unpaid balance.

         In the event Lender shall advance an amount in excess of the maximum loan amount permitted under this Note such advance or advances shall nevertheless be covered under this Note. The undersigned shall, upon demand of Lender, immediately pay to the Lender all such sums advanced in excess of the maximum loan amount permitted under this Note.

         The outstanding principal balance due shall be paid on the earlier of
(I) upon demand of Lender or (II) upon default by the undersigned of any provision set forth in this Note.

         Notwithstanding the foregoing, the unpaid balance of the principal sum of this Note hereon shall immediately become due and payable, at the election of the holder hereof, in the event of:

                  (A) any default in payment of any amounts due under this Note; or,

                  (B) default in or failure on the part of the debtor or any guarantor to perform according to their representations and covenants made in any agreement with Lender, including but not limited to payment of any liability, with interest, when due, or the termination of any loan transactions between the debtor or any guarantor; or,

                  (C) default in any other obligation to Lender; or,


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                  (D) the untruthfulness of any representation made to Lender by the undersigned or guarantor (if any).

         Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver by Lender of its rights or remedies hereunder shall be valid against Lender unless in writing signed by Lender, and then only to the extent therein set forth. The waiver by Lender of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have had on any future occasion.

         Upon failure to reduce the outstanding balance of the loan when due, Lender may at its option:

                  (A) Declare all loans and sums owing Lender from the undersigned to be forthwith due and payable;

                  (B) Set off the amount owing hereunder against any money owed by Lender, in any capacity to the undersigned, whether due or not, and Lender shall be deemed to have exercised such right to set off, and to have made a charge against any such money immediately upon the occurrence of any default, even though the actual book entries may be made at some time subsequent thereto; and,

                  (C) All other remedies provided in this Note or collateral agreements and all other remedies provided by law.

         The undersigned and all other parties who at any time may be liable hereon in any capacity, jointly, severally, waive presentment, demand for payment, protest and notice of dishonor of this Note and authorize the holder hereof, without notice, to grant extensions in the time of payment of any monies owing on this Note.

         The undersigned, if more than one, agree to be jointly and severally liable hereunder, and that the term "undersigned", as used herein means any one or more of them. The term "owner" as used herein, if more than one, means any one of them.

         The default shall occur and if this Note is placed with attorneys for collection or suit be instituted to enforce payment hereof, the make and all guarantors agree to pay all costs of collection and an attorney's fee equal up to Twenty (20%) percent of the unpaid principal in default.



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         Any guarantor of this Note specifically acknowledges a good and valuable consideration for this guaranty; namely the extension of credit by the holder of this Note to the make hereof.

                                     COATES MOTORCYCLE COMPANY, LTD.

                                     By: /s/ Gregory G. Coates
                                         ----------------------------
                                         Gregory G. Coates, President




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